SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                        SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the
            Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                ENVIRONMENTAL TECTONICS CORPORATION
         ---------------------------------------------------
          (Name of Registrant as Specified in Its Charter)

         ----------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than
                           the Registrant)

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    14a-6(i)(2).

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    6(i)(4) and 0-11.



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                ENVIRONMENTAL TECTONICS CORPORATION

              ----------------------------------------
              Notice of Annual Meeting of Shareholders
                           August 30, 2001
              ----------------------------------------

     The Annual Meeting of the Shareholders of Environmental
Tectonics Corporation (the "Company") will be held at the offices of the Company, County Line Industrial Park,
Southampton, Pennsylvania on Thursday, August 30, 2001, at
10:00 a.m. (Eastern Time) for the following purposes:

     1. To elect five directors to serve until their successors have been elected and qualified.

     2. To transact such other business as may properly come before the meeting.

     The record date for determination of shareholders entitled to notice of, and to vote at, the meeting is July 20, 2001.

                              By Order of the Board of Directors


                              ANN M. ALLEN, Secretary


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE
SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN ORDER
THAT YOUR STOCK MAY BE VOTED.  IF YOU ATTEND THE MEETING, YOU
MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.



                 ENVIRONMENTAL TECTONICS CORPORATION
                    County Line Industrial Park
                  Southampton, Pennsylvania 18966

----------------------------------------------------------------

                          PROXY STATEMENT
                                FOR
                   ANNUAL MEETING OF SHAREHOLDERS

                          August 30, 2001

----------------------------------------------------------------
                             GENERAL

Solicitation of Proxies

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Environmental Tectonics Corporation, a Pennsylvania corporation (the "Company"), of proxies in the accompanying form for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. (Eastern Time) on Thursday, August 30, 2001, at the Company's executive offices at County Line Industrial Park, Southampton, Pennsylvania 18966 and at any adjourned meeting thereof (the "Annual Meeting"). This Proxy Statement and accompanying form of proxy are being first sent or given to security holders on or about July 26, 2001. In addition to the use of the mails, directors, officers and employees of the Company may solicit proxies personally or by telephone. The expense of soliciting proxies will be borne by the Company.

                         USE OF PROXIES

Voting and Revocation of Proxies

     When a proxy in the enclosed form is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted "FOR" the election, as directors, of the Board of Directors' nominees. Signed proxies will be voted "FOR" or "AGAINST" any other matter that properly comes before the Annual Meeting or any adjournment thereof, in the discretion of the persons named as proxyholders as provided in the rules of the Securities and Exchange Commission, including with respect to any matter of which the Company did not receive notice by June 9, 2001. Any such proxy may be revoked at any time before its exercise by
(i) executing and delivering a later dated proxy to the Secretary of the Company, (ii) giving written notice of revocation to the Secretary of the Company, or (iii) by voting in person at the Annual Meeting. The mailing address of the Company is County Line Industrial Park, Southampton, Pennsylvania 18966.

Voting Securities, Record Date and Quorum

     Shareholders of record at the close of business on July 20, 2001, (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had outstanding 7,141,864 shares of Common Stock, par value $.05 per share ("Common Stock"). Each share of Common Stock is entitled to one vote on all matters coming before the Annual Meeting. The holders of Common Stock are not entitled to cumulate votes in elections of directors.

        The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast shall constitute a quorum at the Annual Meeting. Abstentions with respect to one or more proposals voted upon at the Annual Meeting will be included for purposes of determining a quorum for the Annual Meeting.

Principal Shareholders

        The following table sets forth information, as of the Record Date, as to beneficial owners, either directly or indirectly, of 5% or more of the outstanding shares of the Common Stock.

                                         Amount and
                                          Nature of     Percent
Name and Address                         Beneficial    of Common
of Beneficial Owner                       Ownership      Stock
---------------------------             ------------   ---------
William F. Mitchell (1)(2)............   1,731,998        24.3%
c/o Environmental Tectonics
  Corporation
County Line Industrial Park
Southampton, PA 18966

Pete L. Stephens, M.D. (2)(3).........     675,800(4)      9.5%
31 Ribaut Drive
Hilton Head Island
South Carolina 29926

FINOVA Mezzanine Capital ............      832,800(5)     11.1%
500 Church Street, Suite 200
Nashville, TN 37219

Emerald Advisors, Inc................    1,051,513(6)     14.7%
1857 William Penn Way
P.O. Box 10666
Lancaster, PA 17605-0666

------------
(1) Chairman of the Board, President and Director of the Company. Shares of Common Stock include 192,000 shares held by Mr. Mitchell's wife.

(2) Nominee of the Board of Directors of the Company for election, as Director, of the Company at the Annual
     Meeting.

(3)  Director of the Company.

(4) Includes 25,500 shares of Common Stock held by or for the benefit of Dr. Stephens' wife and two of his children.

(5) Includes 332,820 shares of Common Stock underlying a presently exercisable warrant.

(6) As reported in a Schedule 13G filed on December 31, 2000 by Emerald Advisors, Inc., Emerald has sole voting power with respect to 743,273 shares of Common Stock and sole dispositive power over 308,240 shares of Common Stock.

Security Ownership of Management

        The following table sets forth, as of the Record Date, the number of shares and percentage of the Company's Common Stock owned beneficially by each director, each nominee for director, and each named executive officer set forth in the Summary Compensation Table. The table also sets forth the holdings of all directors and executive officers as a group.



                                         Amount and
                                          Nature of     Percent
Name and Address                         Beneficial    of Common
of Beneficial Owner                       Ownership      Stock
---------------------------             ------------   ---------

William F. Mitchell (1)(2)(3)........    1,731,998       24.3%
c/o Environmental Tectonics
  Corporation
County Line Industrial Park
Southampton, PA 18966

Pete L. Stephens, M.D. (2)(3)........      675,300(4)     9.5%
31 Ribaut Drive
Hilton Head Island
South Carolina 29926

Richard E. McAdams (2)(3)............       38,992(5)      *
c/o Environmental Tectonics
  Corporation
County Line Industrial Park
Southampton, PA 18966

Philip L. Wagner, Ph.D. (2)(3).......       12,000(6)      *
Chadds Ford Technologies, Inc.
201 Sandfiddler East
P.O. Box 4603
Emerald Isle, N.C. 28594

David P. Lazar (2)(3) ...............            0         *
c/o Berwind Financial, L.P.
3000 Centre Square West
1500 Market Street
Philadelphia, PA 19102

All directors and executive
  officers as a group (6 persons)....    2,462,540(7)    34.4%

------------
*  less than 1%

(1) Chairman of the Board, President and Director of the Company. Shares of Common Stock include 192,000 shares held by Mr. Mitchell's wife.

(2) Nominee of the Board of Directors of the Company for election, as Director, of the Company at the Annual
     Meeting.

(3)  Director of the Company.

(4) Includes 25,500 shares of Common Stock held by or for the benefit of Dr. Stephens' wife and two of his children.

(5) Includes options to purchase 21,250 shares of Common Stock held under the Company's Incentive Stock Option Plan that are presently exercisable.

(6) Includes 8,000 shares of Common Stock held by or for the benefit of Dr. Wagner's wife.

(7) Includes options to purchase 21,250 and 3,750 shares of Common Stock which may be acquired by Director McAdams and Duane Deaner, Chief Financial Officer, respectively, upon the exercise of options granted under the Company's
     Incentive Stock Option Plan.



                       ELECTION OF DIRECTORS

General

     The Bylaws of the Company provide that the Board of Directors of the Company shall consist of not less than three nor more than ten directors. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors. The Board of Directors of the Company has fixed the number of directors at five directors.

     At the 2001 Annual Meeting, five directors shall be elected to serve for a one-year term and until their successors are elected and qualified.

     The Board of Directors has unanimously nominated William F. Mitchell, Richard E. McAdams, Philip L. Wagner, Ph.D., Pete L. Stephens, M.D., and David P. Lazar for election as directors of the Company. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. If any of the nominees become unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by the Board of Directors. The Company's management, however, has no present reason to believe that any nominee listed below will be unable to serve as a director, if elected.

     The five nominees who receive the highest number of votes cast at the Annual Meeting will be elected as directors. Shares represented by properly executed proxies in the accompanying form will be voted for the nominees named below unless otherwise specified in the proxy by the shareholder. Any shareholder who wishes to withhold authority from the proxyholders to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. Shareholders cannot cumulate their votes for the election of directors. No proxy may be voted for a greater number of persons than the number of nominees named.

     Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of the Annual Meeting.

Nominees for Election as Director

     The following table sets forth certain information with respect to the Board of Directors' nominees for director and executive officers of the Company.

                                                   Principal
                                   Served as      Occupations
                                   Director     and Positions
                                  or Officer     and Offices
Name                        Age    Since(1)    with the Company
----                        ---   ---------    ----------------

William F. Mitchell(2)        59    1969       Chairman of the
                                               Board, President
                                               and Director

Richard E. McAdams(3)         65    1985       Executive Vice
                                               President and
                                               Director

Philip L. Wagner, Ph.D.(4)    64    1993       Director

Pete L. Stephens, M.D.(5)     63    1974       Director

David P. Lazar(6)             44    2000       Director

Duane D. Deaner (7)           53    1996       Chief Financial
                                               Officer
------------
(1)  Directors serve one-year terms.

(2) Mr. Mitchell has been Chairman of the Board, President and Chief Executive Officer of the Company since 1969, except for the period from January 24,1986 through January 24, 1987, when he was engaged principally in soliciting sales for the Company's products in the overseas markets.

(3) Mr. McAdams has been with the Company since 1970. He became a Vice President in 1978, and an Executive Vice
     President in 1990, with responsibility for contract administration.

(4) Dr. Wagner is an organic chemist with over 30 years of diversified experience managing research and development and new business development at E.I. du Pont de Nemours & Company. In November 1992, he founded Chadds Ford Technologies, Inc., a consulting firm. He is currently President of Chadds Ford Technologies, Inc.

(5) Dr. Stephens has been a physician engaged in the private practice of medicine for over 30 years.

(6) Since February 1, 1993, Mr. Lazar has served as Managing Director of Berwind Financial, L.P., and since June, 1999, co-head of Berwind's Investment Bank, specializing in investment banking services to both privately-held and publicly-traded companies. He also heads the firm's Financial Services group. Prior to Berwind, Mr. Lazar served as President, Ryan, Beck & Co./Mid-Atlantic, a regional investment banking firm specializing in the financial services industry. Mr. Lazar holds an MBA from the College of William and Mary Graduate School of Business Administration and a B.S. from Duke University. He also serves as an advisory director of First Virtual, Inc., a Florida based internet company that provides financial services and as a trustee of the Academy of Natural Sciences.

(7)  Mr. Deaner has served as Chief Financial Officer of the
     Company since January 1996.  Mr. Deaner served as Vice
     President of Finance for Pennfield Precision Incorporated from September 1988 to December 1995.

Committees of Board of Directors

     During the year ended February 23, 2001, the Company had an Audit Committee and a Compensation Committee. The Audit Committee is charged with reviewing and overseeing the Company's financial systems and internal control procedures and conferring with the Company's independent accountants with respect thereto. The Compensation Committee is charged with reviewing the compensation of officers and key personnel. During the year ended February 23, 2001, Messrs. Lazar, Stephens and Wagner served on both the Audit Committee and the Compensation Committee. The Company does not have a standing nominating committee.

Meetings of Board of Directors and Committees

     During the year ended February 23, 2001, the Board of Directors held two meetings and the Audit and Compensation Committees each held one meeting. All Members of the Board attended all of the meetings of the Board held while they were members of the Board. All Members of the Audit and Compensation Committees attended all meetings of the Committees held while they were members thereof.

                    REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors of the Company is composed of three independent directors, as defined in Section 121(A) of the American Stock Exchange listing standards.

     The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee's charter is attached to this proxy statement as Exhibit A.

     The Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended February 23, 2001, and discussed them with management and the Company's independent accountants, Grant Thornton LLP. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by the U.S. Statement of Auditing Standards No. 61.

     The Audit Committee has received from the independent accountants the written disclosures and letter required by the U.S. Independent Standards Board Standard No. 1, and the Audit Committee has discussed with the accountants their independence from the Company and management.

     Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended February 23, 2001, be included in the Company's Annual Report on Form 10-K for that fiscal year.

     In connection with new standards for independence of the Company's external auditors issued by the Securities and Exchange Commission, during the 2002 fiscal year the Audit Committee will consider in advance whether the provision of any non-audit services by the Company's independent accountants is compatible with maintaining such independence.

     This report has been furnished by the Audit Committee whose members are:

     David P. Lazar
     Peter L. Stephens, M.D.
     Philip L. Wagner, Ph.D.

Compensation of Directors

     Directors of the Company who are not officers of the Company are paid $600 for Board meetings which they attend. Additional compensation is not paid for committee meetings.


              REPORT OF THE COMPENSATION COMMITTEE
                   ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is composed entirely of non-employee Directors. The executive compensation program is structured to link executive compensation to the Company's performance and, through programs which use the Company's stock as a compensation medium, to more closely align the interests of executive management with those of the Company's shareholders.

     The Compensation Committee evaluates and recommends, to the Board of Directors, compensation and awards for the Chief Executive Officer and other executive officers.

Compensation Philosophy

     One of the Company's principal goals in establishing its compensation policies is to maximize the possibilities for enhanced shareholder value by closely aligning compensation for its executive officers with the profitability of the Company. In that regard, it is considered essential to the success of the Company that compensation policies enable the Company to attract, retain and satisfactorily reward executive officers who are contributing to the long-term growth and success of the Company.

Components of Compensation

     At present, the executive compensation program is comprised of salary, annual cash bonus incentive opportunities and long-term incentive opportunities in the form of options to acquire Company stock. Base salary levels for the executive officers of the Company are set near the average base salary levels paid by other companies within the Company's peer group. Mr. William F. Mitchell, President and Chief Executive Officer, received a base salary of $225,000 in the 2001 fiscal year, which the Compensation Committee believes is below average compared to the Company's peer group.

Short-Term Incentive Compensation

     Incentive compensation awards paid in May 2001 were based on a review of the Company's performance for the fiscal year ended February 23, 2001. This review included an assessment of the Company's performance against financial and non-financial hurdles, set at the beginning of the 2001 fiscal year, relating to bookings, sales, net income, stock price and individually tailored goals. The hurdles reflected the Board of Directors' determination of the appropriate goals for the Company. Under the Executive Management/Key Employee Plan (the "Executive Management Plan") executive officers (other than CEO) are eligible to receive bonuses in an amount up to 25% of base salary if the predetermined goals are attained.

     Under the Chief Executive Officer Plan (the "CEO Plan"), Mr. Mitchell was eligible to receive a bonus for fiscal 2001 (i) in an amount up to 25% of base salary if the Company attained predetermined goals regarding sales and net income and (ii) in an amount from 25% to 100% of base salary if the Company's stock price performance met predetermined goals. Based on these criteria, Mr. Mitchell did not receive any bonus for fiscal 2001, but was paid in 2001 a deferred bonus from fiscal 1999 of $10,969.

     Under the CEO Plan and the Executive Management Plan, 75% of any bonuses awarded for the a particular fiscal year are paid in May of the following fiscal year, and the remaining 25% is paid in equal installments over the succeeding five years with interest at the average prime rate being charged over the period by the Company's principal bank. Deferred bonus amounts are not vested until paid and subject to continued employment. Bonus awards totaling $9,413 were paid in May 2001 under these Plans to two executive officers and managers for the 2001 fiscal year, and $3,137 of bonus awards were deferred. Additionally, $13,536 of deferred bonus awards from fiscal years 1999 through 2000 were paid in May 2001. No bonuses would have been paid to these executive officers and managers if the Company had not achieved the predetermined goals.

Long-Term Incentive Compensation

     The Company's 1998 Incentive Stock Option Plan is a long-term plan designed not only to provide incentive to management, but also to align a significant portion of the executive compensation program with shareholder interests. The 1998 Incentive Stock Option Plan permits the Company to grant certain officers and employees a right to purchase shares of stock at the fair market value per share at the date the option is granted. No options were granted in fiscal 2001. In granting stock options to officers and employees, the Compensation Committee takes into account the Company's financial performance, long-term strategic goal of increasing shareholder value, the executive's level of responsibility and his continuing contributions to the Company. The amount of the award is based on the employee's base salary and the total award is limited to one percent (1%) of total outstanding shares on award date. Mr. Mitchell did not receive any options during the past three fiscal years.

     This report has been furnished by the Compensation Committee whose members are:

       David P. Lazar
       Peter L. Stephens, M.D.
       Philip L. Wagner, Ph.D.



               COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth compensation paid by the Company to the Chief Executive Officer for services rendered during fiscal years 2001, 2000 and 1999. There are no other executive officers whose total annual salary and bonus exceeded $100,000 for such fiscal years. The footnotes to the table provide additional information concerning the Company's compensation and benefit programs.

                    SUMMARY COMPENSATION TABLE

                                         Annual Compensation
                               --------------------------------------

Name and                                              Other annual      All other
Principal             Fiscal    Salary      Bonus     Compensation(1)   Compensation(2)
Position               Year       ($)        ($)            ($)               ($)
-------------------   ------   -------   ----------   ---------------   ---------------
William F. Mitchell,   2001    225,000    10,969(3)          0               4,000
President and          2000    225,000    12,023(3)          0               4,160
Chief Executive        1999    207,085   126,563             0               3,876
Officer

------------
(1) The Company's executive officers receive certain perquisites. For fiscal years 2001, 2000 and 1999, the perquisites received by Mr. Mitchell did not exceed the lesser of $50,000 or 10% of his salary and bonus.

(2) These amounts represent the Company's contribution to the Retirement Savings Plan.

(3) No bonus award for fiscal years 2001 or 2000 was paid. The amount represents a portion of the $42,188 deferred bonus from fiscal year 1999. The remaining $19,196 of Mr. Mitchell's deferred bonus from fiscal year 1999 is not vested until paid and is subject to continued employment.



              COMPLIANCE WITH SECTION 16(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) Forms they file. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in the Company's proxy statement.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended February 23, 2001, the Company's directors, officers and greater than ten percent beneficial owners complied with all applicable filing requirements.

                      PERFORMANCE GRAPH

     The following graph compares the percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return on the American Stock Exchange ("AMEX") Index and Peer Group Index for the periods indicated. The graph assumes an initial investment of $100.00 with dividends, if any, reinvested over the periods indicated.

                  [PERFORMANCE GRAPH OMITTED]



                ASSUMES $100 INVESTED MAR. 1, 1996
                   ASSUMES DIVIDEND REINVESTED
                 FISCAL YEAR ENDING FEB. 23, 2001

                                                FISCAL YEAR ENDED
                      ---------------------------------------------------------------------
COMPANY/INDEX/MARKET  2/29/1996   2/28/1997   2/27/1998   2/26/1999   2/25/2000   2/23/2001
--------------------  ---------   ---------   ---------   ---------   ---------   ---------
The Company ..........  100.00      189.29      250.00      460.71      814.29      482.86
Peer Group Index(1)...  100.00      108.32      185.70      104.49      126.19       82.75
AMEX Market Index.....  100.00      106.54      126.96      124.13      172.89      154.70

------------
(1) The Peer Group Index is comprised of companies that have the same Standard Industrial Classification Code as the Company. The composition of the Peer Group Index is as follows: BVR Systems LTD., Datakey, Inc., ECC International Corp., Evans & Sutherland Co., Firearms Training Systems, Isomet Corp., Quad Systems Corp., Relm Wireless Corp., Rofin-Sinar Tech, Inc., Standard Motor Products and United Industrial Corp.



                       THE COMPANY'S AUDITORS

     Under the Company's Bylaws and the governing law, authority to select the Company's independent accountants rests with the Board of Directors. Such selection is made through formal act of the Board of Directors. It has not been and is not the Company's policy to submit selection of its auditors to the vote of the shareholders because there is no legal requirement to do so. Grant Thornton LLP was the Company's auditors for the fiscal year ended February 23, 2001. Auditors have not been selected for the current fiscal year. A representative of Grant Thornton is expected to be present at the Annual Meeting and will be given an opportunity to make a statement to the shareholders, if he desires to do so. Such representative will also be available to answer appropriate questions from shareholders.

     Set forth below is information relating to the aggregate Grant Thornton LLP fees for professional services provided to the Company for the fiscal year ended February 23, 2001.

Audit Fees

     The aggregate Grant Thornton LLP fees for all professional services provided in connection with the audit of the Company's financial statements for the fiscal year ended February 23, 2001, and for the reviews of the unaudited financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year ended February 23, 2001, were $94,811.

Financial Information Systems Design and Implementation Fees

     The Company did not engage Grant Thornton LLP to provide advice to the Company regarding financial information systems and design and implementation during the fiscal year ended February 23, 2001.

All Other Fees

     The aggregate Grant Thornton LLP fees for professional services provided to the Company during the fiscal year ended February 23, 2001, for all other services, including audit services for the Company's pension plan and tax related services, were $31,498.

                        SHAREHOLDER PROPOSALS

The Company's 2002 annual meeting of shareholders will be held on or about August 29, 2002.

Shareholders may propose matters for consideration at the 2002 annual meeting by notice, in writing, delivered to or mailed and received by the Secretary of the Company no later than June 11, 2002. If proposals are submitted after June 11, 2002, management proxyholders could have discretionary authority to vote on those matters at the 2002 annual meeting.

     Proposals which shareholders desire to have included in the Proxy Statement for the 2002 annual meeting of shareholders must be received at the Company's executive offices, County Line Industrial Park, Southampton, Pennsylvania 18966 on or before March 28, 2002.

                        OTHER MATTERS

     The Company knows of no other business which will be presented for consideration at the meeting. However, if other matters come before the annual meeting, it is the intention of the proxyholders to vote upon such matters as they, in their discretion, may determine.

     The Company's Annual Report to the Shareholders for the year ended February 23, 2001, is enclosed. Each person solicited hereunder can obtain a copy of the Company's Annual Report on Form 10-K for the year ended February 23, 2001, as filed with the Securities and Exchange Commission, without charge, except for exhibits to the report, by sending a written request to Environmental Tectonics Corporation, County Line Industrial Park, Southampton, Pennsylvania 18966, Attention: Ann M. Allen, Secretary.

                             By Order of the Board of Directors


                             ANN M. ALLEN, Secretary

Exhibit A

              ENVIRONMENTAL TECTONICS CORPORATION
                    AUDIT COMMITTEE CHARTER

I.     ORGANIZATION

       The Audit Committee will consist of a minimum of three and a maximum of five Directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Corporation's Board of Directors, would interfere with their exercise of independent judgment as a committee member. Three members of the Audit Committee shall constitute a quorum. Audit Committee members are elected in accordance with the Corporation's bylaws and policies established by the Board of Directors. All members are to be financially literate and at least one member shall have accounting, or related financial management expertise.

II.    STATEMENT OF POLICY

       The Audit Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders, the investment community and others relating to the Corporation's corporate accounting and financial reporting practices, the systems of internal accounting and financial controls, the internal audit function, and the annual independent audit of the Corporation's financial statements. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Board of Directors, the independent auditors, the internal auditors, and the management of the Corporation.

III.   RESPONSIBILITIES

       In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions.

       In carrying out these responsibilities the Audit
       Committee will:

       - Review and recommend to the Board of Directors the independent auditors to be selected to audit the consolidated financial statements of the Corporation and its divisions and subsidiaries. The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of shareholders. The Audit Committee shall have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditor. The Audit Committee will ensure receipt from the independent auditors a formal written statement delineating all relationships between the auditors and the Corporation, consistent with Independence Standards Board Standard 1, and to actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity or independence of the auditor and for taking, or recommending that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor.

       - Meet with the independent auditors and internal auditors to review the scope and plan of the proposed audit for the current year including the adequacy of staffing, and at the conclusion thereof, review the results of such audit, including any comments or recommendations of the independent auditors.

       - Review with the independent auditors, the chief internal auditor and management, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

       - Review the financial statements to be filed on Form 10-Q, Form 10-K, and prior to release to the shareholders and/or filing of such financial statements with the Securities and Exchange Commission, review with management and the independent auditors the results of their timely quarterly review and annual audit, including analysis of significant financial reporting issues and practices, changes in, or new adoptions of, accounting principles and disclosure practices, and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. Also review with management and the independent auditors their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Corporation's accounting principles and underlying estimates. The chair of the Audit Committee or his/her designee may represent the entire Committee for the purposes of this review.

       -  Invite the other Directors to attend the Audit
          Committee meeting when the results of the annual audit are reviewed.

       - Review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed internal audit plan, with explanations of any deviations from the original plan.

       - Review the periodic reports provided by internal audit.

       - Meet with the Chief Internal Auditor and the independent auditors, with management and in executive sessions without management present to discuss the results of their examinations and any other matters of importance to the auditors or the Audit Committee.

       - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

       -  Submit the minutes of all meetings of the Audit
          Committee to the Board of Directors.

       - Review and approve this Audit Committee Charter annually.

IV.    MEETINGS

       The Audit Committee shall meet at least semi-annually or when deemed appropriate by the Chairperson of the Committee.

       Minutes of each meeting will be compiled by the Chief
       Internal Auditor who shall act as Secretary to the Audit
       Committee.



                ENVIRONMENTAL TECTONICS CORPORATION

           ANNUAL MEETING TO BE HELD ON AUGUST 30, 2001
        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints Pete L. Stephens and Phillip L. Wagner, or either of them, with full power of substitution, as the undersigned's proxies to vote at the Annual Meeting of Shareholders called for August 30, 2001 and at any adjournment thereof:


     Please mark your
[X]  votes as in this
     example.

                 FOR all nominees    WITHHOLD
                 listed at right     the vote
                 (except as marked   for all
                 to the contrary)    nominees
1.  Election of                           Nominees:
    Directors:  [ ]                  [ ]  By holders of Common
                                          Stock:
                                          Richard E. McAdams
                                          William F. Mitchell
                                          Pete L. Stephens
                                          Philip L. Wagner
                                          David Lazar

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed and designated herein by the undersigned shareholder. In the absence of designation, this Proxy will be voted "FOR" the election of all of the Board of Director's nominees as directors.

     I plan to attend the Annual Meeting on August 30, 2001 [ ]

     In Witness Whereof, the Undersigned has set his hand and seal.


______________________________________(SEAL)
Shareholder's Signature

______________________________________(SEAL)
Shareholder's Signature

Dated:  ______________________2001

NOTE: Please sign exactly as name appears herein. When signing as attorney, executor, administrator, trustee, guardian, etc. please give full title as such.


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